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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) July 20, 2005
                                                      -------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)

                        Pennsylvania                          000-23157                                   22-3527763
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(State or other jurisdiction of incorporation)         (Commission File Number)                  (IRS Employer Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                                                    08009
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         (Address of principal executive offices)                                             (Zip Code)

        Registrant's telephone number, including area code (856) 768-4930
                                                           ---------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 20, 2005, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          A.C. MOORE ARTS & CRAFTS, INC.



Date: July 20, 2005                  By:  /s/ Leslie H. Gordon
                                          --------------------------------------
                                          Name:  Leslie H. Gordon
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



















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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release dated July 20, 2005.